THE ALGER FUNDS II

Alger Dynamic Opportunities Fund

March 15, 2019 to the Statutory

Prospectus dated March 1, 2019, as supplemented to date

The section “Fund Fees and Expenses” in the prospectus for Alger Dynamic Opportunities Fund Class Z Shares is hereby deleted in its entirety and replaced with the following:

Fund Fees and Expenses

Investment Objective

Alger Dynamic Opportunities Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Alger Dynamic Opportunities Fund
Class	Z
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	1.20%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	1.13%*

Total Annual Fund Operating Expenses	2.33%
Fee Waiver and/or Expense Reimbursement**	(.58)%**

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.75%

*	Other Expenses includes .81% of dividend and interest expenses on short sales.
**

Fred Alger Management, Inc. has contractually agreed to waive fees or reimburse Fund expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses) through February 28, 2021 to the extent necessary to limit the total annual fund operating expenses of the Class Z Shares of the Fund to 1.75% of the class’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. Fred Alger Management, Inc. may, during the first year of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment after the repayment of the recoupment is taken into account.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The one-year example and the first two years of the three-, five- and ten-years examples are based on net operating expenses, which reflect the contractual expense limitation agreed to by Fred Alger Management, Inc. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class Z	$178	$613	$1,137	$2,574

The table for Alger Dynamic Opportunities Fund Class Z Shares in the “Hypothetical Investment and Expense Information” section of the prospectus is deleted and replaced by the following:

Alger Dynamic Opportunities Fund

Class Z	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.75%	1.75%	2.33%	2.33%	2.33%	2.33%	2.33%	2.33%	2.33%	2.33%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.25%	6.61%	9.45%	12.37%	15.37%	18.46%	21.62%	24.87%	28.20%	31.62%
End Investment Balance	$10,325	$10,661	$10,945	$11,237	$11,537	$11,846	$12,162	$12,487	$12,820	$13,162
Annual Expense	$178	$184	$252	$258	$265	$272	$280	$287	$295	$303

S-DynOppZ 31519